UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02653

BNY Mellon Municipal Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Municipal Bond Fund

ANNUAL REPORT August 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through August 31, 2023, as provided by Daniel Marques and Daniel Rabasco, portfolio managers of Insight North America LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Municipal Bond Fund (the “fund”) achieved a total return of 1.27%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), produced a total return of 1.70%.2

Municipal bonds posted modest gains over the reporting period as concerns about inflation and interest-rate hikes by the Federal Reserve (the “Fed”) eased. The fund lagged the Index, primarily due to unfavorable duration positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 75% of its assets in municipal bonds rated A or higher or the unrated equivalent as determined by the sub-adviser. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by the sub-adviser, including bonds rated below- investment-grade quality (“high yield” or “junk” bonds). The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimize the use of interest- rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market.

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Municipal Bonds Benefit from Easing Inflation, Favorable Technicals

Early in the reporting period, the municipal bond market experienced volatility driven by economic uncertainty, high inflation and geopolitical risk. While employment remained strong, the outcome of the Fed tightening policy was uncertain, with investors fearing that an economic slowdown was becoming more likely. Toward the end of the period, investors began to anticipate the end to the Fed’s rate hikes, resulting in some improvement in the market.

Inflation measures stayed near multidecade highs during the first part of the reporting period, and the Fed continued increasing the federal funds rate, raising it seven times between September 1, 2022, and August 31, 2023. Midway through the period, as pricing pressures began to moderate, the Fed began to reduce these increases, hiking by just 25 basis points in February, March, May and July 2023. By the end of the period, the federal funds target rate was 5.25%–5.50%, up from 3.00%–3.25% at the start of the period.

Despite the higher rates, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. The economy posted respectable gains in the third and fourth quarters of 2022, and growth continued in the first quarter of 2023, with the economy expanding by 2.0% followed by 2.1% in the second quarter.

As a result of higher-than-expected inflation early in the period and the Fed’s efforts to combat it, municipal bond mutual funds experienced significant outflows through much of the reporting period. The need for fund managers to meet redemptions only added to the downward momentum.

But the market began to rebound as inflation expectation abated, and as economic indicators suggested a slowing economy was on the horizon. Investors also began to anticipate the end to the Fed’s rate- hiking cycle. For a time, the stalemate in Congress over the federal debt ceiling also gave investors pause as the outcome appeared uncertain. Also, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, buoyed the market.

Mutual fund investors have so far been reluctant to return to the market. It appears investors are wary of continued rate volatility as the Federal Reserve remains committed to lower inflation to its 2% target. Direct retail investors though continued to invest in municipal bonds, attracted by higher tax-exempt yields.

The impact of weak mutual fund demand has been offset in part by relatively manageable issuance. The need to issue new debt has been minimized somewhat by federal assistance offered in response to the pandemic. In addition, since municipal issuers use debt to fund capital projects, not operations, they have greater discretion about when they issue new debt, and high rates have made issuance less attractive. Finally, refundings have dropped off because the Tax Cut and Jobs Act of 2017 eliminated advance refunding, and today’s high rates make refunding less attractive.

In this environment, lower-quality credits have performed well, driven by excess yield and spread compression.

Duration Positioning Hindered Performance

The fund lagged the Index during the reporting period, primarily due to duration positioning. The fund’s duration was long versus the Index, and this hampered performance as interest rates rose. The fund did not make use of derivatives during the period.

On a more positive note, the fund’s selections in certain segments were favorable. Selections in general obligation, appropriation, housing, special tax and tobacco were especially positive. Asset allocation also contributed positively, with overweights in airports, tobacco and continuing care and retirement centers contributing most. An underweight to Texas Permanent School Fund bonds was also advantageous as a surge in new issuance hurt prices. Curve positioning was slightly beneficial as well, with holdings in the 5-to-10-year part of the curve performing strongly.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Positive Outlook

We believe the Fed is approaching the end of its rate-hiking program, though an additional rate hike cannot be discounted and rates may stay high for longer than previously expected. This may provide an opportunity in longer-duration bonds as the end of the Fed’s rate-hiking approaches.

Also, the municipal bond market’s credit fundamentals remain strong, and the sell-off has made valuations attractive. Also, technical factors such as seasonal reinvestment may provide support to the market in the coming months. That is, while supply has been relatively manageable, we believe demand is likely to improve. We believe when mutual fund investors return, flows into municipal bond mutual funds will improve, providing additional support to the market.

September 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2  Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bond funds involve increased credit and liquidity risk compared with higher-quality bond funds. Below-investment-grade bonds are considered speculative as to the continuing ability of an issuer to make interest payments and repay principal.

Auction-rate securities include preferred shares of closed-end funds, long-term debt issued by municipalities and many other taxable and tax-exempt issuers. The dividend rates on these securities generally reset through bank-managed auctions periodically, including periods ranging from 7 days to 35 days.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Municipal Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
BNY Mellon Municipal Bond Fund	1.27%	1.16%	2.72%
Bloomberg U.S.Municipal Bond Index	1.70%	1.52%	2.81%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Municipal Bond Fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

Expenses paid per $1,000†	$3.60
Ending value (after expenses)	$1,014.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

Expenses paid per $1,000†	$3.62
Ending value (after expenses)	$1,021.63
†	Expenses are equal to the fund’s annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $3,577,931)	3.63	5/20/2033	3,259,806		2,972,542

Long-Term Municipal Investments - 98.7%
Alabama - 6.8%
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2036	6,000,000		6,066,169
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2043	7,500,000		7,648,936
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	1,190,000	[a]	1,180,471
Black Belt Energy Gas District, Revenue Bonds (Project No. 5) Ser. A1	4.00	10/1/2026	1,000,000	[a]	987,838
Black Belt Energy Gas District, Revenue Bonds, Ser. B1, (1 Month TSFR +0.90%)	4.54	11/30/2023	3,000,000	[a,b]	2,997,790
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2035	2,500,000		2,582,131
Jefferson County, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.60	10/1/2042	20,000,000	[c]	20,923,538
The Lower Alabama Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2025	5,000,000	[a]	4,933,282
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2028	3,300,000		3,378,708
The Southeast Alabama Gas Supply District, Revenue Bonds (Project No. 2) Ser. A	4.00	6/1/2024	7,960,000	[a]	7,925,992
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2035	4,005,000		4,048,053
				62,672,908
Arizona - 2.1%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2037	4,885,000		4,645,888

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Arizona - 2.1% (continued)
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,975,000		2,005,087
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	2,415,000		2,238,922
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2048	3,085,000		2,911,950
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2046	1,500,000	[d]	1,403,389
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A	5.00	1/1/2041	2,500,000		2,563,449
Maricopa County Special Health Care District, GO, Ser. D	4.00	7/1/2035	1,375,000		1,409,414
Phoenix Civic Improvement Corp., Revenue Bonds, Ser. B	4.00	7/1/2044	2,000,000		1,872,648
				19,050,747
Arkansas - .5%
Arkansas Development Finance Authority, Revenue Bonds (Green Bond) (U.S. Steel Corp.)	5.70	5/1/2053	2,450,000		2,460,340
Pulaski County, Revenue Bonds (Arkansas Children's Hospital)	4.25	3/1/2048	2,000,000		1,901,003
				4,361,343
California - 4.3%
California, GO, Refunding	5.00	4/1/2042	1,600,000		1,757,736
California, GO, Refunding	5.25	9/1/2047	1,500,000		1,663,434
California County Tobacco Securitization Agency, Revenue Bonds, Refunding	5.00	6/1/2034	5,295,000		5,295,527
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health Obligated Group) Ser. B	5.00	11/15/2046	3,000,000		3,068,336
California Housing Finance Agency, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	2,892,382		2,661,161
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2048	1,800,000	[d]	1,772,670

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
California - 4.3% (continued)
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2050	3,255,000	3,032,945
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2046	2,780,000	2,519,006
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. B	5.00	5/1/2041	12,500,000	12,648,365
San Francisco City & County Public Utilities Commission Power, Revenue Bonds, Refunding, Ser. B	4.00	11/1/2051	3,030,000	2,931,539
San Jose Evergreen Community College District, GO, Ser. C	4.00	9/1/2042	2,000,000	1,999,994
				39,350,713
Colorado - 3.5%
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities & Services Obligated Group)	5.00	12/1/2048	6,000,000	5,647,409
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2044	3,500,000	3,575,054
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Intermountain Healthcare Obligated Group) Ser. A	4.00	5/15/2052	4,245,000	3,882,874
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2036	5,000,000	5,030,255
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	2,000,000	2,113,187
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2048	5,000,000	5,045,511
Denver City & County School District No. 1, GO (Insured; State Aid Withholding) Ser. A	5.50	12/1/2041	1,550,000	1,652,752
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2036	1,315,000	1,318,668
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2027	3,860,000	3,948,173
				32,213,883

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Connecticut - .4%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. T	4.00	7/1/2055	1,845,000	1,585,158
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. C1	3.25	5/15/2044	1,835,000	1,771,950
				3,357,108
District of Columbia - 2.0%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2035	2,000,000	2,076,093
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. A	5.00	10/1/2031	1,500,000	1,594,619
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	1,000,000	902,801
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2038	4,000,000	4,138,230
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2035	2,000,000	2,058,508
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding. Ser. A	4.00	10/1/2038	2,855,000	2,783,841
Washington Metropolitan Area Transit Authority, Revenue Bonds	5.25	7/15/2053	3,000,000	3,254,464
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	4.13	7/15/2047	2,000,000	1,923,675
				18,732,231
Florida - 5.2%
Broward County Airport System, Revenue Bonds	5.00	10/1/2047	5,000,000	5,040,602
Central Florida Expressway Authority, Revenue Bonds, Refunding	5.00	7/1/2038	2,500,000	2,603,659
Escambia County, Revenue Bonds	5.00	10/1/2046	5,000,000	5,181,100
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2037	2,000,000	2,100,224
Jacksonville, Revenue Bonds, Refunding (Brooks Rehabilitation Project)	4.00	11/1/2045	3,000,000	2,564,119

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Florida - 5.2% (continued)
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2035	1,500,000	1,506,884
Orange County Health Facilities Authority, Revenue Bonds (Orlando Health Obligated Group) Ser. A	5.00	10/1/2053	2,715,000	2,781,240
Orlando Utilities Commission, Revenue Bonds (Series 2018 Project) Ser. A	5.00	10/1/2038	3,000,000	3,164,599
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	11,500,000	10,893,657
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	4,760,000	4,252,781
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	5.00	8/15/2039	1,000,000	1,029,091
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	5.00	8/15/2038	1,200,000	1,239,054
Sunshine Skyway Bridge, Revenue Bonds, Ser. A	4.00	7/1/2035	5,875,000	5,979,973
				48,336,983
Georgia - 2.5%
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2039	1,000,000	1,031,014
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2055	1,500,000	1,556,454
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,865,000	2,939,295
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project No. 1) Ser. A	5.00	1/1/2028	8,400,000	8,680,646
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	9,000,000	[a] 8,879,965
				23,087,374

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Hawaii - .7%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2043	5,000,000	5,084,128
Honolulu County, GO, Ser. C	4.00	7/1/2041	1,000,000	981,198
				6,065,326
Idaho - .8%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	7,625,000	7,647,636
Illinois - 8.4%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2035	1,000,000	1,037,126
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2034	1,000,000	1,042,507
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000	1,570,603
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	2,500,000	2,528,104
Chicago II Waterworks, Revenue Bonds	5.00	11/1/2028	6,200,000	6,399,403
Chicago II Waterworks, Revenue Bonds (Second Lien Project)	5.00	11/1/2027	2,695,000	2,731,442
Chicago O'Hare International Airport, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2039	6,530,000	7,040,773
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	6,185,000	6,243,775
Chicago Park District, GO, Refunding, Ser. A	5.25	1/1/2046	2,500,000	2,650,154
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2055	2,500,000	2,521,082
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2036	7,000,000	7,284,585
Cook County II, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2031	2,250,000	2,458,938
Illinois, Revenue Bonds (Insured; Build America Mutual) Ser. A	5.00	6/15/2032	4,325,000	4,559,668
Illinois Finance Authority, Revenue Bonds (University of Illinois At Urbana-Champaign Project)	5.00	10/1/2044	1,100,000	1,115,152
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. A	5.00	11/15/2045	2,500,000	2,500,261

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Illinois - 8.4% (continued)
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	4.00	4/1/2050	7,970,000	7,395,956
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	4,500,000	4,792,357
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	4.00	4/1/2036	650,000	643,586
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	4.00	1/1/2040	6,175,000	5,960,700
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	1,515,000	1,445,032
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	3,300,000	3,618,141
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2033	1,500,000	1,674,541
				77,213,886
Indiana - .6%
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project) Ser. 1	4.00	10/1/2035	1,000,000	1,018,612
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	2,500,000	2,555,888
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Refunding, Ser. A1	5.00	1/1/2026	2,000,000	2,047,381
				5,621,881
Iowa - 1.0%
Iowa Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	1/1/2047	3,010,000	2,879,786
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	2,500,000	2,474,114
Iowa Finance Authority, Revenue Bonds, Refunding, Ser. E	5.00	8/15/2032	2,500,000	2,550,035
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	815,000	794,475
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	1,000,000	[a] 1,009,745
				9,708,155

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Kentucky - 3.1%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	2,780,000		2,777,267
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	1,040,000	[a]	1,040,442
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	4,500,000	[a]	4,461,611
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	1,235,000	[a]	1,213,925
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	19,625,000	[a]	19,542,473
				29,035,718
Louisiana - 2.3%
Lafayette Utilities, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/2044	1,500,000		1,567,577
Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Obligated Group) Ser. A	5.00	7/1/2047	4,250,000		4,277,123
New Orleans Aviation Board, Revenue Bonds, Refunding (Consolidated Rental Car Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2037	1,750,000		1,821,922
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2045	5,000,000		5,001,826
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2040	7,825,000		7,830,629
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	[a]	942,179
				21,441,256
Maryland - 1.4%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	4,100,000		4,117,613
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (MedStar Health Obligated Group)	5.00	8/15/2038	4,000,000		4,046,430
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2029	4,360,000		4,630,677
				12,794,720

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Massachusetts - .5%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group)	4.38	7/1/2052	1,250,000	1,142,418
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University)	4.00	10/1/2046	2,140,000	2,045,058
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	1,450,000	1,518,088
				4,705,564
Michigan - 5.0%
Great Lakes Water Authority, Revenue Bonds, Ser. B	5.00	7/1/2046	10,000,000	10,075,539
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2045	4,690,000	4,767,000
Lansing Board of Water & Light, Revenue Bonds, Ser. B	2.00	7/1/2026	2,500,000	[a] 2,338,816
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont-Spectrum)	5.00	4/15/2038	7,135,000	7,690,120
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group) Ser. A	5.00	12/1/2042	1,000,000	1,021,397
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.50	12/1/2050	1,090,000	1,061,233
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	12/31/2043	6,800,000	6,832,505
Michigan Trunk Line, Revenue Bonds	4.00	11/15/2046	7,280,000	6,932,179
Wayne County Airport Authority, Revenue Bonds, Ser. D	5.00	12/1/2045	5,000,000	5,051,746
				45,770,535
Missouri - .6%
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village St. Louis Obligated Group)	5.00	9/1/2048	2,250,000	1,926,952
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2030	3,725,000	3,807,103
				5,734,055

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Nebraska - .8%
Omaha Public Power District, Revenue Bonds, Ser. A	5.25	2/1/2052	4,000,000	4,315,109
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2041	3,050,000	3,109,226
				7,424,335
Nevada - 2.2%
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	14,000,000	14,218,852
Clark County School District, GO, Ser. A	5.00	6/15/2039	2,500,000	2,721,110
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project)	5.00	6/1/2048	1,000,000	1,016,771
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project) Ser. C	0.00	7/1/2058	17,000,000	[d,e] 2,094,471
				20,051,204
New Hampshire - .2%
New Hampshire Business Finance Authority, Revenue Bonds (University of Nevada Reno Project) (Insured; Build America Mutual) Ser. A	4.50	6/1/2053	1,550,000	1,449,395
New Jersey - 3.0%
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.25	9/15/2029	4,380,000	4,392,451
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	2,500,000	2,323,921
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2032	1,200,000	1,280,057
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	4.25	6/15/2044	1,000,000	982,093
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB	5.00	6/15/2044	1,000,000	1,031,162
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	10,490,000	10,679,517
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2037	5,000,000	5,238,555

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 3.0% (continued)
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	1,860,000		1,921,210
				27,848,966
New Mexico - .3%
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. C	3.00	1/1/2052	3,050,000		2,909,856
New York - 8.4%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2031	4,170,000		4,407,469
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2030	1,000,000		1,031,819
New York City, GO, Refunding, Ser. F1	5.00	8/1/2038	1,000,000		1,100,421
New York City, GO, Ser. C	4.00	8/1/2040	3,000,000		2,935,762
New York City, GO, Ser. D1	4.00	3/1/2050	3,710,000		3,500,498
New York City, GO, Ser. D1	4.00	3/1/2041	4,000,000		3,897,589
New York City, GO, Ser. F1	4.00	3/1/2047	1,400,000		1,332,860
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2027	1,000,000		1,046,096
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2036	7,780,000		7,879,039
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,500,000	[d]	7,178,170
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	1,000,000		1,120,983
New York State Dormitory Authority, Revenue Bonds (New York University) (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	7/1/2027	2,785,000		2,923,067
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2045	3,655,000		3,510,751
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. A1	4.00	3/15/2036	2,915,000		2,966,328

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New York - 8.4% (continued)
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2042	2,250,000	2,191,945
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.00	1/1/2036	1,500,000	1,438,371
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	3,000,000	2,829,243
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2032	1,500,000	1,545,986
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2040	3,000,000	3,094,388
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	6,500,000	6,499,930
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C	5.25	5/15/2052	2,500,000	2,695,518
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	3,500,000	3,644,710
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	1,000,000	1,047,475
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C3	3.00	5/15/2051	10,000,000	7,258,594
				77,077,012
North Carolina - .6%
North Carolina Medical Care Commission, Revenue Bonds (Caromont Health Obligated Group) Ser. B	5.00	2/1/2026	1,000,000	[a] 1,035,971
North Carolina Medical Care Commission, Revenue Bonds (Twin Lakes Community) Ser. A	5.00	1/1/2049	3,000,000	2,772,964
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2039	2,000,000	2,049,018
				5,857,953

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Ohio - 1.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	8,000,000	7,089,195
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000	2,470,949
				9,560,144
Oklahoma - .4%
Oklahoma Water Resources Board, Revenue Bonds, Ser. B	4.00	10/1/2048	3,515,000	3,395,302
Oregon - 1.3%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	5.00	8/15/2045	1,500,000	1,534,902
Port of Portland, Revenue Bonds, Refunding (Green Bond) Ser. 29	5.50	7/1/2053	5,500,000	5,878,141
Portland, Revenue Bonds, Ser. A	3.00	3/1/2036	5,040,000	4,543,907
				11,956,950
Pennsylvania - 6.6%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	7/15/2035	2,000,000	1,991,866
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000	3,694,303
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	1,250,000	1,326,878
Lancaster County Hospital Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2042	5,240,000	5,331,916
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	2,500,000	[a] 2,246,335
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges) (Insured; Assured Guaranteed Municipal Corp.)	5.00	12/31/2057	3,500,000	3,543,366
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2042	4,500,000	4,326,371
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	6,250,000	6,580,724

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 6.6% (continued)
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Ser. B	5.25	12/1/2048	16,855,000	17,506,393
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	8/1/2045	1,500,000	1,415,037
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2044	7,500,000	7,745,428
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. B	5.00	9/1/2043	5,280,000	5,469,398
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2026	10,000	[f] 10,538
				61,188,553
South Carolina - 3.4%
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	4.00	1/1/2034	3,180,000	3,162,952
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2038	1,600,000	1,642,253
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2037	2,965,000	3,056,436
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)	5.13	12/1/2043	16,000,000	16,001,222
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	5,500,000	4,774,234
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2042	3,000,000	2,800,264
				31,437,361
South Dakota - .9%
South Dakota Health & Educational Facilities Authority, Revenue Bonds (Avera Health Obligated Group)	5.00	7/1/2044	5,000,000	5,017,925
South Dakota Health & Educational Facilities Authority, Revenue Bonds, Refunding (Sanford Obligated Group)	5.00	11/1/2035	3,000,000	3,074,003
				8,091,928

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Tennessee - .9%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds (Belmont University)	5.25	5/1/2053	3,500,000		3,690,583
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds, Refunding (Lipscomb University Project)	5.00	10/1/2037	1,000,000		984,742
Tennergy Corp., Revenue Bonds, Ser. A	4.00	9/1/2028	1,000,000	[a]	979,819
Tennessee Housing Development Agency, Revenue Bonds, Refunding, Ser. 3A	3.50	7/1/2050	745,000		725,477
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.50	7/1/2052	1,500,000		1,592,688
				7,973,309
Texas - 6.9%
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	3,000,000		3,097,290
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. C	5.00	8/15/2031	3,000,000		3,019,346
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guaranteed) Ser. T	4.00	8/15/2050	2,500,000		2,215,634
Corpus Christi Utility System, Revenue Bonds	5.00	7/15/2040	4,000,000		4,050,752
Corpus Christi Utility System, Revenue Bonds, Refunding, Ser. A	4.00	7/15/2036	1,500,000		1,503,677
Garland Electric Utility System, Revenue Bonds, Refunding	5.00	3/1/2044	3,000,000		3,103,295
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranteed Municipal Corp.) Ser. B	4.25	7/1/2053	4,000,000		3,804,745
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	2,000,000		1,836,599
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Co. Project)	5.00	11/1/2028	3,450,000		3,450,445
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2046	3,750,000		3,908,951

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Texas - 6.9% (continued)
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	4.00	5/15/2049	1,500,000	1,305,268
Lubbock Electric Light & Power System, Revenue Bonds	5.00	4/15/2048	5,000,000	5,065,134
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	2,700,000	[d] 2,638,582
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	14,250,000	14,531,517
Plano Independent School District, GO	5.00	2/15/2043	1,490,000	1,603,200
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Baylor Scott & White Health Obligated Group) Ser. F	5.00	11/15/2030	2,000,000	[a] 2,186,380
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Obligated Group) Ser. A	5.00	11/15/2045	2,500,000	2,538,111
West Harris County Regional Water Authority, Revenue Bonds, Refunding	4.00	12/15/2049	3,850,000	3,380,877
				63,239,803
U.S. Related - .9%
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	6,750,000	7,141,773
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	1,000,000	1,042,955
				8,184,728
Utah - .6%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2037	4,500,000	4,615,417
Utah Charter School Finance Authority, Revenue Bonds	5.00	10/15/2048	1,200,000	1,203,922
				5,819,339
Virginia - 1.1%
Danville Industrial Development Authority, Revenue Bonds, Refunding (Danville Regional Medical Center) (Insured; American Municipal Bond Assurance Corp.)	5.25	10/1/2028	640,000	653,723
Virginia College Building Authority, Revenue Bonds	4.00	2/1/2036	2,000,000	2,035,729
Virginia Public Building Authority, Revenue Bonds, Ser. C	5.00	8/1/2030	2,615,000	2,713,827

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Virginia - 1.1% (continued)
Virginia Small Business Financing Authority, Revenue Bonds, Refunding	5.00	12/31/2047	2,500,000	2,520,741
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	1,500,000	1,297,804
Williamsburg Economic Development Authority, Revenue Bonds (William & Mary Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/1/2048	1,000,000	937,056
				10,158,880
Washington - 3.6%
Grant County Public Utility District No. 2, Revenue Bonds, Refunding, Ser. 2017-O	5.00	1/1/2047	3,400,000	3,504,329
Port of Seattle, Revenue Bonds	5.00	4/1/2044	5,000,000	5,115,079
Washington, GO, Refunding, Ser. R	4.00	7/1/2036	4,500,000	4,586,486
Washington, GO, Ser. B	5.00	2/1/2048	5,130,000	5,503,775
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2048	5,440,000	5,486,017
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2043	6,560,000	6,647,728
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	967,072	876,254
Washington State Housing Finance Commission, Revenue Bonds, Refunding (Emerald Heights Project) Ser. A	5.00	7/1/2048	1,250,000	1,242,874
				32,962,542
Wisconsin - 3.9%
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,500,000	1,528,579
Public Finance Authority, Revenue Bonds (KU Campus Development Corporation Project)	5.00	3/1/2046	5,000,000	5,034,722
Public Finance Authority, Revenue Bonds, Refunding (Duke Energy Progress) Ser. A2	3.70	10/1/2030	8,900,000	[a] 8,879,704
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center) Ser. A	5.00	6/1/2040	6,000,000	6,030,650

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Wisconsin - 3.9% (continued)
Public Finance Authority, Revenue Bonds, Refunding (WakeMed Hospital Obligated Group) Ser. A	5.00	10/1/2044	3,890,000	3,951,134
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Children's Hospital of Wisconsin Obligated Group)	4.00	8/15/2050	4,000,000	3,596,573
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (ProHealth Care Obligated Group)	5.00	8/15/2039	6,100,000	6,108,874
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Rogers Memorial Hospital Obligated Group) Ser. A	5.00	7/1/2049	500,000	502,655
				35,632,891
Total Long-Term Municipal Investments (cost $955,589,081)			909,122,473
Total Investments (cost $959,167,012)			99.0%	912,095,015
Cash and Receivables (Net)			1.0%	8,858,393
Net Assets			100.0%	920,953,408

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $15,087,282 or 1.64% of net assets.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
General	17.7
Airport	13.1
Transportation	11.4
Medical	11.4
Power	8.3
Water	5.9
Education	5.9
General Obligation	5.0
Development	4.9
Tobacco Settlement	3.9
Nursing Homes	3.7
School District	2.7
Utilities	2.1
Single Family Housing	1.0
Special Tax	.8
Multifamily Housing	.7
Student Loan	.3
Bond Bank	.2
Prerefunded	.0
99.0

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	959,167,012	912,095,015
Interest receivable		10,290,799
Receivable for shares of Common Stock subscribed		120,023
Prepaid expenses		31,790
		922,537,627
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		530,725
Cash overdraft due to Custodian		374,530
Payable for shares of Common Stock redeemed		552,954
Directors’ fees and expenses payable		21,070
Other accrued expenses		104,940
		1,584,219
Net Assets ($)		920,953,408
Composition of Net Assets ($):
Paid-in capital		979,832,665
Total distributable earnings (loss)		(58,879,257)
Net Assets ($)		920,953,408

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)	87,363,318
Net Asset Value Per Share ($)	10.54

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income ($):
Interest Income	33,681,406
Expenses:
Management fee—Note 3(a)	5,759,450
Shareholder servicing costs—Note 3(b)	966,611
Interest and expense related to inverse floater notes issued—Note 4	113,183
Directors’ fees and expenses—Note 3(c)	106,613
Professional fees	92,679
Registration fees	34,845
Prospectus and shareholders’ reports	26,994
Loan commitment fees—Note 2	23,175
Chief Compliance Officer fees—Note 3(b)	19,196
Custodian fees—Note 3(b)	15,877
Miscellaneous	34,004
Total Expenses	7,192,627
Less—reduction in fees due to earnings credits—Note 3(b)	(161,339)
Net Expenses	7,031,288
Net Investment Income	26,650,118
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(12,955,369)
Net change in unrealized appreciation (depreciation) on investments	(2,114,919)
Net Realized and Unrealized Gain (Loss) on Investments	(15,070,288)
Net Increase in Net Assets Resulting from Operations	11,579,830

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2023	2022
Operations ($):
Net investment income	26,650,118	26,495,977
Net realized gain (loss) on investments	(12,955,369)	423,204
Net change in unrealized appreciation (depreciation) on investments	(2,114,919)	(137,937,257)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,579,830	(111,018,076)
Distributions ($):
Distributions to shareholders	(26,509,620)	(34,098,038)
Capital Stock Transactions ($):
Net proceeds from shares sold	17,460,311	28,844,638
Distributions reinvested	21,273,968	27,486,154
Cost of shares redeemed	(112,465,833)	(109,037,086)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(73,731,554)	(52,706,294)
Total Increase (Decrease) in Net Assets	(88,661,344)	(197,822,408)
Net Assets ($):
Beginning of Period	1,009,614,752	1,207,437,160
End of Period	920,953,408	1,009,614,752
Capital Share Transactions (Shares):
Shares sold	1,643,391	2,478,710
Shares issued for distributions reinvested	2,014,639	2,385,710
Shares redeemed	(10,638,852)	(9,588,556)
Net Increase (Decrease) in Shares Outstanding	(6,980,822)	(4,724,136)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.70	12.19	12.00	12.16	11.56
Investment Operations:
Net investment income[a]	.29	.27	.29	.31	.32
Net realized and unrealized gain (loss) on investments	(.16)	(1.41)	.25	(.07)	.63
Total from Investment Operations	.13	(1.14)	.54	.24	.95
Distributions:
Dividends from net investment income	(.29)	(.27)	(.29)	(.31)	(.33)
Dividends from net realized gain on investments	-	(.08)	(.06)	(.09)	(.02)
Total Distributions	(.29)	(.35)	(.35)	(.40)	(.35)
Net asset value, end of period	10.54	10.70	12.19	12.00	12.16
Total Return (%)	1.27	(9.52)	4.57	2.05	8.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.73	.72	.72	.73
Ratio of net expenses to average net assets	.73	.73	.72	.72	.73
Ratio of interest and expense related to inverse floater notes issued to average net assets	.01	.00[b]	.00[b]	.01	.01
Ratio of net investment income to average net assets	2.78	2.38	2.38	2.60	2.78
Portfolio Turnover Rate	15.03	14.58	9.11	19.23	14.49
Net Assets, end of period ($ x 1,000)	920,953	1,009,615	1,207,437	1,216,235	1,279,132

a Based on average shares outstanding.

b Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Fund (the “fund”) is the sole series of BNY Mellon Municipal Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

NOTES TO FINANCIAL STATEMENTS (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	2,972,542	-	2,972,542
Municipal Securities	-	909,122,473	-	909,122,473

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to

NOTES TO FINANCIAL STATEMENTS (continued)

general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,133,237, accumulated capital losses $13,875,409 and unrealized depreciation $47,137,085.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $6,210,442 of short-term capital losses and $7,664,967 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows: tax-exempt income $26,509,620 and $26,427,377, ordinary income $0 and $19,781 and long-term capital gains $0 and $7,650,880, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

NOTES TO FINANCIAL STATEMENTS (continued)

Facility at the time of borrowing. During the period ended August 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, interest expense, brokerage commissions and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Adviser, or the Adviser will bear, such excess expense. During the period ended August 31, 2023, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing certain services. These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2023, the fund was charged $562,740 pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2023, the fund was charged $223,484 for transfer agency services. These fees are included in Shareholder servicing costs in the

Statement of Operations. These fees were partially offset by earnings credits of $146,078.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2023, the fund was charged $15,877 pursuant to the custody agreement. These fees were partially offset by earnings credits of $15,261.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2023, the fund was charged $15,039 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2023, the fund was charged $19,196 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $471,100, Shareholder Services Plan fees of $51,000, Custodian fees of $5,600 and Chief Compliance Officer fees of $3,025.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2023, amounted to $142,563,796 and $212,535,511, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of

NOTES TO FINANCIAL STATEMENTS (continued)

interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2023, was approximately $3,452,055, with a related weighted average annualized interest rate of 3.28%.

At August 31, 2023, the cost of investments for federal income tax purposes was $959,232,100; accordingly, accumulated net unrealized depreciation on investments was $47,137,085, consisting of $3,514,913 gross unrealized appreciation and $50,651,998 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Municipal Bond Fund (the “Fund”) (the sole fund constituting BNY Mellon Municipal Bond Funds, Inc. (the “Company”)), including the statement of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Municipal Bond Funds, Inc.) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 23, 2023

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joni Evans (81)

Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Alan H. Howard (63)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Municipal Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DRTAX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0054AR0823

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,204 in 2022 and $36,928 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,529 in 2022 and $11,827 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2022 and $3,342 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2022 and $8,158 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $8,787 in 2022 and $4,996 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,418,678 in 2022 and $1,606,446 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)